Exhibit 32.2


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Ennis Business Forms, Inc. (the "Company") on Form 10-Q for the period ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harve Cathey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of  section
      13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Harve Cathey

Harve Cathey
Chief Financial Officer
September 29, 2003